                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    We consent to the use of our reports included herein and to the references to our firm under the headings "Experts" and "Summary Consolidated Historical Financial Data" in the prospectus.

                                          KPMG Peat Marwick LLP

Hartford, Connecticut
July 31, 1998